UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2017

Camden National Corporation (Exact name of registrant as specified in its charter)

Maine	01-28190	01-0413282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Elm Street, Camden, Maine	04843
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 236-8821

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Camden National Corporation (the “Company”) issued a press release on January 31, 2017 announcing earnings for the fiscal quarter and year ended December 31, 2016. The press release is being furnished pursuant to Item 2.02, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibits 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits

(d)    The following exhibits are filed with this Report:

Exhibit No.	Description
99.1	Press release announcing earnings for the fiscal quarter and year ended December 31, 2016.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2017

CAMDEN NATIONAL CORPORATION
(Registrant)

By:	/s/ DEBORAH A. JORDAN
Deborah A. Jordan Chief Operating Officer, Chief Financial Officer and Principal Financial & Accounting Officer